UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2008

MIVA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30428	88-0348835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5220 Summerlin Commons Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 561-7229

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 6, 2008, MIVA, Inc. (the “Company”) issued a press release entitled, “MIVA to Announce Fourth Quarter and Full Year 2007 Results on March 13, 2008.” A copy of the Company’s press release is being furnished herewith as Exhibit 99.1.

The information in this Form 8-K and accompanying press release are being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description

99.1	Press Release dated March 6, 2008, entitled “MIVA to Announce Fourth Quarter and Full Year 2007 Results on March 13, 2008.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIVA, Inc.

Date March 10, 2008

By:	/s/ John B. Pisaris
John B. Pisaris
General Counsel & Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 6, 2008, entitled “MIVA to Announce Fourth Quarter and Full Year 2007 Results on March 13, 2008.”